UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2014

NATIONAL PENN BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-22537-01 (Commission File Number)	23-2215075 (IRS Employer Identification No.)

645 Hamilton Street, Suite 1100
Allentown, PA 18101
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (800) 822-3321

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Result of Operations and Financial Condition
On July 24, 2014, at 1:00 p.m. local time, National Penn Bancshares, Inc. held a webcast to present information on its results of operations for the quarter ended June 30, 2014. The slide presentation which accompanied the webcast is furnished in this report, pursuant to this Item 2.02, as Exhibit 99.1, and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1	Slide Presentation for National Penn Bancshares, Inc. Webcast conducted on July 24, 2014 at 1:00 pm local time (furnished pursuant to Item 2.02 hereof).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	July 24, 2014	By:	/s/ Scott V. Fainor
			Name:	Scott V. Fainor
			Title:	President and CEO

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Slide Presentation for National Penn Bancshares, Inc. Webcast conducted on July 24, 2014 at 1:00 pm local time (furnished pursuant to Item 2.02 hereof).	Furnished herewith.